Exhibit 99.2

© 2017 XO GROUP INC. ALL RIGHTS RESERVED. 1 Investor Relations Presentation February 28, 2017 Q4 2016 Update

© 2017 XO GROUP INC. ALL RIGHTS RESERVED. 2 This presentation may contain projections or other forward - looking statements regarding future events or our future financial pe rformance or estimates regarding third parties. These statements are only estimates or predictions and reflect our current beliefs and expectations. Ac tual events or results may differ materially from those contained in the estimates, projections or forward - looking statements. It is routine for intern al projections and expectations to change as the quarter progresses, and therefore it should be clearly understood that the internal projections an d beliefs upon which we base our expectations may change prior to the end of the quarter. Although these expectations may change, we will not necessa ril y inform you if they do. Our policy is to provide expectations not more than once per quarter, and not to update that information until the next q uar ter. Some of the factors that could cause actual results to differ materially from the forward - looking statements contained herein include, without limit ation, ( i ) our operating results may fluctuate, are difficult to predict and could fall below expectations , (ii) our transactions business is dependent on third party participants, whose lack of performance could adversely affect our results of operations , (iii) our ongoing investment in new businesses and new products, services, and technologies is inherently risky, and could disrupt our ongoing business and/or fail to generate the results we are expec tin g , (iv) we may be unable to develop solutions that generate revenue from advertising and other services delivered to mobile phones and wireless device s , (v) our businesses could be negatively affected by changes in Internet search engine algorithms , (vi) intense competition in our markets may adversely affect revenue and results of operations , (vii) we may be subject to legal liability associated with providing online services or content , (viii) fraudulent or unlawful activities on our marketplace could harm our business and consumer confidence in our marketplace , (ix) we are subject to payments - related risks , (x) we cannot assure you that our publications will be profitable , and (xi) other factors detailed in documents we file from time to time with the Securities and Exchange Commission. Forward - looking statements in this release are made pursuant to the safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995. This presentation includes certain “Non - GAAP financial information”. A reconciliation of such information to the most directly c omparable GAAP financial measure can be found at the end of this presentation. SAFE HARBOR

© 2017 XO GROUP INC. ALL RIGHTS RESERVED. 3 Our mission is to help people navigate and truly enjoy life’s biggest moments, TOGETHER. Our family of multi - platform brands guide couples through transformative lifestages , from getting married, to moving in together and having a baby.

© 2017 XO GROUP INC. ALL RIGHTS RESERVED. 4 FOUNDED 1996 #1 IN WEDDINGS TOP 3 IN BABY CATEGORY CHALLENGER IN HOME/NEWLYWED OUR BRANDS ~ 20 Million+ Monthly U nique Visitors* *YTD 12/31 Unique Visitor Source: comScore Multi Platform

© 2017 XO GROUP INC. ALL RIGHTS RESERVED. 5 XO GROUP AT A GLANCE 2016 Revenue $152M, +7% y/y $33M 2016 Adj. EBITDA; 21% Margin As Of December 31, 2016: 727 Employees $106M Cash & Cash Equivalents * Includes revenue earned from GigMasters.com and other ancillary brands and sites; 2016 Revenue By Product The Nest: 1% The Bump**: 9% The Knot:* 90% Local Online: 46% National Online 26% Transactions 15% Publishing & Other 13% 2016 Revenue By Brand ** The Bump is 9% of total revenue; The Bump National Online Advertising is 32% of National Online Revenue

© 2017 XO GROUP INC. ALL RIGHTS RESERVED. 6 KEY COMPONETS OF REVENUE LINES Local Online Advertising • Local wedding professionals • Retention Rate • Average subscription revenue per vendor Transactions • Traffic to partners • Conversion • Average order value & take rate National Online Advertising • Display advertising • Custom advertising • Lead generation products

© 2017 XO GROUP INC. ALL RIGHTS RESERVED. 7 THE KNOT: #1 IN WEDDINGS Unique Visitor Source: comScore Multi Platform 0 0.6 1.1 2.1 2.7 4.9 11.5 Zola / Loverly / Appy Couple Martha Stewart Weddings MyWedding Wedding Bee Brides.com Wedding Wire Network The Knot Wedding Network 11.6 Does not meet minimum reporting requirements Unique Visitors Monthly Average ( I n M illions ) [12 months ended December 31, 2016]

© 2017 XO GROUP INC. ALL RIGHTS RESERVED. 8 $16,107 $5,401 $4,778 $2,534 $2,037 $4,472 U.S. WEDDING MARKET 1 United States Census Bureau American Community Survey and The 2016 The Knot Market Intelligence’s Annual Real Weddings Survey 2 The 2016 Knot Market Intelligence’s Annual Real Weddings Study Avg. Cost Of A Wedding 1 ~$35K Includes engagement ring, but does not include honeymoon Local Wedding Vendors ~300K Annual Wedding Events Per Year ~1.7M Avg. Number Of Guests Per Wedding 141 Wedding Industry Market Size 1 ~$100B Includes day - of wedding vendors, jewelry, registry, honeymoon and other categories Event/Wedding Planner Venue Band/ DJ Photo/ Video Florist Avg. $ Spent i n 2016 [ Top 5 Wedding Verticals] 2 Multiple Verticals

© 2016 XO GROUP INC. ALL RIGHTS RESERVED. 9 2013 - 2016: Leadership , Technology & Product Excellence STRATEGIC TRANSFORMATION UNDERWAY Revamped executive & leadership team Rebuilt technology infrastructure Greatly improved our products

© 2017 XO GROUP INC. ALL RIGHTS RESERVED. 10 -5% 0% 5% 10% 15% 20% 2012 2013 2014 2015 2016 Year - Over - Year Growth Rates Revenue Non-GAAP Opex ~$26M Remaining Authorization** CAPITAL ALLOCATION PRIORITIES INTERNAL INVESTMENTS STRATEGIC TRANSACTIONS SHARE REPURCHASE ~$14M* Skipper formerly known as Jetaport ; *2014 through December 31, 2016; 2014 – 2016

© 2017 XO GROUP INC. ALL RIGHTS RESERVED. 11 The cost of love. $MM 2008 - 2013 FY 2014 FY 2015 FY 2016 Long - Term Target Model Net Revenue Y/Y Growth 5% CAGR 7% (1%)* 7% Double digit growth Gross Margin % 80% avg. 85% 93% 94% 90 - 95% Adj. EBITDA Margin % 18% avg. 17% 21% 21% 20% LONG TERM TARGET FINANCIAL MODEL *2015 Revenue Excluding Merchandise Operations, + 10 % Y/Y

© 2017 XO GROUP INC. ALL RIGHTS RESERVED. 12 Fresh ideas and a supportive community help our parents celebrate the joys of parenthood. PARENTS CAN’T LIVE WITHOUT Featuring XO Employee Vanessa Velazquez

© 2017 XO GROUP INC. ALL RIGHTS RESERVED. 13 THE BUMP: GROWING BABY PLATFORM *full year 2016 * *source: Google Analytics **NCHS National Vital Health Statistics Reports and USDA report - expenditures on children and internal projections 9 % of REVENUE* Growing mobile user - base dramatically expands editorial and advertisers’ reach with innovative products, services and expert advice 6.9M** YTD December 31, 2016 Average Monthly Unique Visitors (UVs) *Based on Internal Google Analytics ~4M*** Births/Year $60B+ *** Spend annually on newborns

© 2016 XO GROUP INC. ALL RIGHTS RESERVED. 14 Summary Income Statement ($M) 3 months ended 12/31/16 (unaudited) 3 months ended 12/31/15 (unaudited) Revenue $41.0 $38.1 Gross Profit $38.0 $35.3 Margin 92.6% 92.6% *Adjusted EBITDA $9.2 $7.9 Net Income $3.4 $(2.2) Earnings per Diluted Share $0.13 $(0.09) Q4 UPDATE • Total revenue increased 7% year - over - year • Transaction revenue increased 55% year - over - year • Repurchased and retired $4.0 million of common stock under the Company’s authorized repurchase program • Ended the year with $106 million in cash and cash equivalents *Non - GAAP, please see reconciliation at the end of this presentation Summary Balance Sheet ($M) 12/31/16 (unaudited) 12/31/15 (unaudited) Cash and cash equivalents $105.7 $88.5 Other current assets 25.4 25.8 Total Assets 210.2 196.7 Debt --- --- Current Liabilities 30.4 30.8 Total Liabilities 35.6 37.3 Total Liabilities and Stockholders’ Equity $210.2 $196.7

© 2017 XO GROUP INC. ALL RIGHTS RESERVED. 15

© 2017 XO GROUP INC. ALL RIGHTS RESERVED. 16 Questions? Contact ir@xogrp.com

© 2017 XO GROUP INC. ALL RIGHTS RESERVED. 17 Reconciliation of GAAP to NON - GAAP Financial Measures: Y TD 12/31 (unaudited)

© 2017 XO GROUP INC. ALL RIGHTS RESERVED. 1 Reconciliation of GAAP to NON - GAAP Financial Measures: Q TD 12/31 (unaudited)